SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2002

Virbac Corporation
(formerly Agri-Nutrition Group Limited)
(Exact name of registrant as specified in its charter)

Delaware	0-24312	43-1648680
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3200 Meacham Boulevard
Fort Worth, Texas 76137
(Address of principal executive offices, including zip code)

(817) 831-5030
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Presentation

ITEM 9. REGULATION FD DISCLOSURE

     The Company will make a presentation to the RedChip Partners 2002 Virtual Conference Series for “Top Picks” on February 6, 2002, a copy of which is attached as an exhibit to this filing.

     This information constitutes forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This forward-looking information may be affected by certain risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. Projections of operating improvements and of expense reductions may not be achieved if management is not vigilant in executing its plans or if assumptions made in the plans are inaccurate. Forward-looking information regarding future sales may be affected by new competitive or technological entries into the market or by lack of acceptance of the Company’s products by the market. Therefore, the Company’s actual results could differ materially from such forward-looking information. The Company disclaims any obligation to update this forward-looking information.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRBAC CORPORATION

By:	/s/ JOSEPH A. ROUGRAFF
Joseph A. Rougraff Chief Financial Officer

Date: February 5, 2002

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Presentation